United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021

RCI HOSPITALITY HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	001-13992	76-0458229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10737 Cutten Road

Houston, Texas 77066

(Address of Principal Executive Offices, Including Zip Code)

(281) 397-6730

(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RICK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

Reference is made to the disclosure set forth below under Item 2.01 of this current report, which disclosure is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed in our current report filed on July 28, 2021, on July 23, 2021, RCI Hospitality Holdings, Inc. (“RCIH,” “we,” or “us”) and certain subsidiaries entered into definitive agreements (the “Agreements”) to acquire 11 gentlemen’s clubs, nine of which are controlled by club entrepreneur Troy Lowrie of Lakewood, Colorado, six related real estate properties, and associated intellectual property for a total purchase price of $88.0 million. On October 18, 2021, all of the transactions under the Agreements closed, and our subsidiaries completed the acquisition of the clubs, the real estate properties and the intellectual property.

The Agreements for the 11 clubs purchased included nine asset purchase agreements and two stock purchase agreements (the asset purchase agreement for the PT’s Indy purchase was replaced with a stock purchase agreement prior to closing, in a form substantially similar to the stock purchase agreement for the PT’s Portland purchase). RCIH, Big Sky Hospitality Holdings, Inc., a Texas corporation and wholly owned subsidiary of RCIH (“Big Sky”), HWL-3 LLLP, a Colorado limited liability limited partnership (“HWL”), and Family Dog LLC, a Colorado limited liability company (“Family Dog”) were parties to each asset purchase agreement and each stock purchase agreement (other than the agreements with OG1, LLC and Market Entertainment Inc.). Under each asset purchase agreement, a newly formed subsidiary of Big Sky acquired from each club owning entity all of the tangible and intangible assets and personal property used in the business of that club, except for certain excluded assets. Under each stock purchase agreement (for the acquisition of the PT’s Indy club in Indianapolis, Indiana and the PT’s Portland club in Portland, Maine), a newly formed subsidiary of Big Sky acquired all of the capital stock of the club-owning entity. The aggregate purchase price paid by RCIH and our subsidiaries for the purchase of the nine operating clubs controlled by Mr. Lowrie was $56,600,000, paid as follows: (1) $19,600,000 by wire transfer; (2) $11,000,000 evidenced by ten-year secured promissory notes, bearing interest at 6% per annum, payable, in arrears, in 120 equal monthly payments of principal and interest; (3) $8,000,000 evidenced by 20-year secured promissory notes, bearing interest at 6% per annum, payable, in arrears, in 240 equal monthly payments of principal and interest; and (4) the issuance of 300,000 shares of restricted common stock, par value $0.01 of RCIH, based on a per share price of $60.00 per share; with each type of consideration under subsections (1), (2), (3) and (4) above paid pro-rata based on the purchase price for each club transaction. For the two clubs not controlled by Mr. Lowrie, PT’s Showclub in Denver and PT’s Louisville in Louisville, our subsidiaries paid $300,000 and $100,000, respectively, by wire transfer.

At the closing, each of the club purchaser subsidiaries of Big Sky assigned the payment obligations of the ten-year notes and the 20-year notes to Big Sky, and each of the club sellers assigned the benefit of such notes to Family Dog. Accordingly, Big Sky is the payer on a ten-year note for $11,000,000 and a 20-year note for $8,000,000 to Family Dog (collectively, the “Club Notes”). Each such note is secured by a first lien on the assets of Big Sky. Copies of the Club Notes are filed hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference. Also at the closing, each of the club sellers assigned the benefit of the stock issuances to Family Dog, and accordingly RCIH issued all 300,000 shares of restricted common stock to Family Dog, which shares are subject to the lock-up agreement described below.

2

Below is a list of each club seller and the name and location of the club that was sold (except for Kenkev, Inc., a South Carolina corporation, each of the club sellers listed below is organized in the state where the club is located):

Club Sellers	Club Name	Club Location
Glenarm Restaurant LLC	Diamond Cabaret	Denver, Colo.
Glendale Restaurant Concepts LLC	Mile High Club	Glendale, Colo.
Illinois Restaurant Concepts, LLC	Diamond Club St. Louis	Sauget, Ill.
Indy Restaurant Concepts, Inc.*	PT’s Indy	Indianapolis, Ind.
Kenkev, Inc.*	PT’s Portland	Portland, Maine
MRC, LLC	Country Rock Cabaret	Sauget, Ill.
Raleigh Restaurant Concepts, LLC	Men’s Club Raleigh	Raleigh, N.C.
Stout Restaurant Concepts, LLC	LaBoheme	Denver, Colo.
VCG Restaurants Denver, LLC	PT’s Centerfold	Denver, Colo.
OG1, LLC	PT’s Showclub	Denver, Colo.
Market Entertainment Inc.	PT’s Louisville	Louisville, Ky .

* HWL (as defined below) is the actual club seller, as it is selling the capital stock of this entity in this transaction.

As part of the closing, under a Real Estate Purchase and Sale Agreement, our subsidiary RCI Holdings, Inc. (“RCI Holdings”) purchased six real estate properties where six of the clubs are located for a total purchase price of $18,000,000, paid as follows: (1) $16,800,000 by wire transfer; and (2) $1,200,000 evidenced by a ten-year promissory note payable to 3480 South Galena LLC (one of the real property sellers), bearing interest at 5.25% per annum, payable in monthly payments of principal and interest based on a 20-year amortization period, with the balance of the entire principal amount together with all accrued and unpaid interest due and payable in full after ten years (the “Real Estate Note”). A copy of the Real Estate Note is filed hereto as Exhibit 4.3 and is incorporated herein by reference.

Below is a list of each real property seller that is a party to the Real Estate Purchase and Sale Agreement with RCI Holdings, along with the addresses of the real estate properties that were sold:

Real Property Sellers	Real Property Addresses	Club Name
1601 West Evans, LLC	1601 W Evans Ave., Denver, Colo.	PT’s Showclub
200 Riverside, LLC	200 Riverside St., Portland, Maine	PT’s Portland
227 East Market, LLC	227 E Market St., Louisville, Ky.	PT’s Louisville
3480 South Galena, LLC	3480 S Galena Ave., Denver, Colo. (two parcels)	PT’s Centerfold
4451 East Virginia, LLC	4451 E Virginia Ave., Glendale, Colo.	Mile High Club
7916 Pendleton Pike, LLC	7916 Pendleton Pike, Indianapolis, Ind.	PT’s Indy

Also at the closing, Big Sky entered into and closed an Intellectual Property Purchase Agreement with Club Licensing, LLC, a Colorado limited liability company which is 95% owned by Troy Lowrie (“Club Licensing”), under which Big Sky acquired substantially all of the assets of Club Licensing, for a purchase price of $13,000,000. The assets of Club Licensing include substantially all of the intellectual property used in the adult entertainment establishment businesses owned and operated by the club sellers. The $13,000,000 purchase price was paid as follows: (1) $1,000,000 evidenced by a 20-year promissory note, bearing interest at 6% per annum, payable, in arrears, in 240 equal monthly payments of principal and interest (the “IP Note”); and (2) the issuance of 200,000 shares of restricted common stock, par value $0.01 of RCIH, based on a per share price of $60.00 per share. Copies of the Intellectual Property Purchase Agreement and IP Note are filed hereto as Exhibits 10.1 and 4.4, respectively, and are incorporated herein by reference.

In connection with the closing of the transactions under the Agreements, RCIH entered into three separate guaranty agreements, under which RCIH agreed to guaranty the indebtedness and borrower obligations under each of the Clubs Notes, the Real Estate Note and the IP Note. Copies of the three guaranty agreements are filed hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Also in connection with the closing, RCIH entered into a lock-up agreement with Family Dog in connection with the issuance of the 300,000 shares of common stock and a lock-up agreement with Club Licensing in connection with the issuance of the 200,000 shares of common stock. Both lock-up agreements limit the number of shares that may be sold by the stockholder during the first 27 months after closing. Copies of the lock-up agreements are filed hereto as Exhibits 10.5 and 10.6, respectively, and are incorporated herein by reference.

3

The descriptions above of the promissory notes and agreements that are filed as exhibits hereto (collectively, the “Filed Exhibits”), including the Club Notes, the Real Estate Note, the IP Note, the Intellectual Property Purchase Agreement, the guaranty agreements and the lock-up agreements (which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively), are qualified in their entirety by reference to the terms of such Filed Exhibits. The Filed Exhibits have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about RCIH, the club and real estate sellers or their respective subsidiaries and affiliates. The Filed Exhibits contain representations and warranties certain parties made solely for the benefit of such parties. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Filed Exhibits. Moreover, certain representations and warranties in the Filed Exhibits were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, the representations and warranties in the Filed Exhibits should not be relied on by any persons as characterizations of the actual state of facts about RCIH or any other parties to the Filed Exhibits at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Filed Exhibits, which subsequent information may or may not be fully reflected in RCIH’s public disclosures.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth above under Item 2.01 of this current report, which disclosure is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

On October 19, 2021, we issued a press release announcing the closing of the Agreements. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

No.	Exhibit

4.1	10-Year Secured Promissory Note for $11,000,000 by Big Sky Hospitality Holdings, Inc. to Family Dog, LLC

4.2	20-Year Secured Promissory Note for $8,000,000 by Big Sky Hospitality Holdings, Inc. to Family Dog, LLC

4.3	10-Year Promissory Note for $1,200,000 by RCI Holdings, Inc. to 3480 South Galena, LLC

4.4	IP Promissory Note for $1,000,000 by Big Sky Hospitality Holdings, Inc. to Club Licensing, LLC

10.1	Intellectual Property Purchase Agreement between Big Sky Hospitality Holdings, Inc. and Club Licensing, LLC

10.2	Guaranty by RCI Hospitality Holdings, Inc. in favor of Family Dog

10.3	Guaranty by RCI Hospitality Holdings, Inc. in favor of 3480 South Galena LLC

10.4	Guaranty by RCI Hospitality Holdings, Inc. in favor of Club Licensing, LLC

10.5	Lock-Up Agreement between RCI Hospitality Holdings, Inc. and Family Dog, LLC

10.6	Lock-Up Agreement by RCI Hospitality Holdings, Inc. in favor of Club Licensing, LLC

99.1	Press release dated October 19, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCI Hospitality Holdings, INC.

Date: October 21, 2021	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer

5